SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________

                         Amendment No. 1 to FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 23, 2007

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)
                   ________________________________________

       NEVADA                         4700                   91-2051923
  (State or Other              (Primary Standard           (IRS Employee
  Jurisdiction of          Industrial Classification     Identification No.)
  Incorporation or                   Number)
    Organization)

                     2400 East Commercial Blvd. Suite 618
                           Ft. Lauderdale, FL 33308
                   (Address of Principal Executive Offices)

                                (954) 771-0650
                           (Issuer Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1. Registrant's Business and Operations.

None.

Item 2.01	Completion of Acquisition or Disposition of Assets

The Registrant hereby amends its Form 8-K filed March 29, 2007 to additionally disclose that there is a material relationship between Invicta Group Inc. ("Invicta") and the Selling Shareholders of Maupintour Inc. LLC, a Nevada corporation, which are William Kerby and EXTRAORDINARY VACATIONS USA Inc. ("EXVG"), a Delaware corporation. Mr. Kerby is CEO of EXVG and was also named a director of Invicta as of January 15, 2007. See Item 5.02 herein.

Items 2.02 to 2.05

None.

Item 3. Securities and Trading Markets.

None.

Item 4.	Matters Related to Accountants and Financial Statements

None.

Item 5.01	Changes in Control of Registrant

None.

Item 5.02	Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Invicta published the following press release January 15, 2007:

 Invicta Group Inc.
 New Board of Director

 Ft. Lauderdale, Florida - January 15, 2007 - Invicta Group Inc. OTC BB:
 (IVGR) announced today the company has offered a Seat on the Board of Directors to William Kerby and he has accepted the invitation.

 William Kerby is the CEO of Extraordinary Vacations Group Inc. (EXVG). EXVG is a media based Travel Company that owns and operates 7 subsidiaries that are in the Travel Industry ranging from Discounted Cruises, Deluxe Escorted Tours and Concierge Services. Bill has over 15 years experience in the Travel Industry and 10 years in the Financial Industry.

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 Bill Forhan, Invicta's CEO states: "We welcome William Kerby to the Board. I believe his 15 years experience as a CEO in the travel industry will benefit the growth of Invicta and strengthen our ability to turn Invicta Group Inc into a profitable entity."

 INVICTA GROUP INC. is an Internet Media Company that specializes in the
 Travel Industry.   The company offers an Internet database of 40 million
 travel enthusiasts discounted travel products: airline tickets, hotel rooms, tour packages, cruise cabins and car rentals on the Internet 24/7 through their B-2-C web site known as www.travelhotlink.com

 Additional information: Contact David Scott COO at dscott@invictatravelgroup.com or www.invictatravelgroup.com

 Source: Invicta Group Inc.

As of the date of this Amendment No. 1 to Form 8-K, Mr. Kerby did not have any beneficial ownership in the Registrant, directly or indirectly, and has not been paid any compensation. Invicta does not know of any material plan, contract or arrangement to which Kerby is a party and would impact Invicta, other than the Maupintour acquisition.

Items 5.03 to 5.06

None.

Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

Item 8. Other Events.

None.

Item 9. Financial Statements and Exhibits.

None.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:				Invicta Group Inc.


Date: 3/30/07				By: /s/ William Forhan
					Mr. William G. Forhan, CEO

					Invicta Group Inc.


Date: 3/30/07				By: /s/ David Scott
					Mr. David Scott, COO

					Invicta Group Inc.


Date: 3/30/07				By: /s/ Mercedes Henze
					Mercedes Henze, Director


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